Income tax	12 Months Ended
Dec. 31, 2017
Income tax
Income tax

9. Income tax

The income tax in 2017 is negative by 114 thousand euros compared to positive 2.1 million euros in 2016. The amount in 2016 corresponds to a tax incentive related to the tax Law for entrepreneurs in Spain that allows TiGenix SAU to receive in cash the tax deductions obtained from R&D activities. These incentives need to be revised and approved by the tax authorities and TiGenix management does not recognize the profit until it receives the certifying reports from an independent third party (see note 2). As the Company received the approval reports for 2014 and 2015 before the year-end, the Company applied for the reimbursement and recognized receivables (current and non-current) of 3.8 million euros of its tax credits reported in 2014 and 2015. During 2017, the approval for the research and development activities performed in 2016 in TiGenix SAU was received the January 8, 2018 for a total amount of 1.9 million euros, as such at December 31, 2017 no amount was recognized. This amount will be recognized in the Income Statements of financial year 2018. The negative amount of 114 thousand euros relates to a change in the interpretation of the described tax law of the 2015 research and development activities related to Coretherapix.

The income tax expense for the year can be reconciled to the accounting profit as follows:

	Years ended December 31,
Thousands of euros	2017	2016	2015
Profit/(Loss) before taxes	(74,712)	1,666	(36,394)
Income tax expense calculated at 33%	(24,655)	566	(12,370)
Effect of income that is exempt from taxation	—	—	(2)
Effect of expenses that are not deductible	6,622	43	63
Effect of unused tax losses and tax offsets not recognized as deferred tax assets	15,250	(121)	11,303
Effect of different tax rates in foreign jurisdictions	2,783	(488)	1,006
Effect of the incentives of Spanish Tax Law 14/2013	—	2,136	1,325
Other	-114	—	—
Total	-114	2,136	1,325

The deferred taxes are further detailed in note 19.